UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13
or 15(d) of the
Securities Exchange Act
of 1934

Date of report (Date of earliest event reported): February 21, 2020 (February 20, 2020)

Mr. Cooper Group Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8950 Cypress Waters Boulevard
Coppell, Texas 75019
(Address of Principal Executive Offices)

(469) 549-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COOP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2020, the Board of Directors (the "Board") of Mr. Cooper Group Inc. (the "Company") appointed Shveta Mujumdar as a Director of the Company for a term ending at the 2020 annual meeting of stockholders. Ms. Mujumdar currently serves as Vice President, Corporate Development, at Intuit, a leading business and financial software company.

Prior to her current role at Intuit, she served as Vice President, Corporate Development for Lynda.com, an online learning platform, up until and through the sale to LinkedIn for $1.5B. Additionally, Ms. Mujumdar has held various strategy, corporate development and financial advisory roles at QuinStreet, Live Nation/Ticketmaster, Goldman Sachs and Deloitte. Ms. Mujumdar holds a B.A. and M.A. in economics from the University of Southern California and an M.B.A. from the Haas School of Business at the University of California, Berkeley.

For her service on the Board, Ms. Mujumdar will receive a $125,000 annual fee for each twelve-month period that she serves on the Board. On May 14, 2020, the date of the Company’s stockholder meeting, Ms. Mujumdar will be granted restricted stock units with a fair market value of $110,000 and an additional $18,500 of restricted stock units for her service on the Board in March and April. The restricted stock units vest on the earlier of (i) the first anniversary of the grant date or (ii) the date of the Company’s next annual meeting of stockholders following the grant date.

A copy of the press release announcing Ms. Mujumdar’s appointment is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release of Mr. Cooper Group Inc., dated February 21, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mr. Cooper Group Inc.

Date: February 21, 2020	By:	/s/ Christopher G. Marshall
Christopher G. Marshall Vice Chairman & Chief Financial Officer